Exhibit 10.21

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of February 20, 2013 and is entered into by and among TRULIA, INC., a Delaware corporation, and each of its subsidiaries (hereinafter collectively referred to as the “Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.	Borrower and Lender have entered into that certain Loan and Security Agreement dated as of September 15, 2011 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has made to Borrower certain advances of money.

B.	Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.	AMENDMENTS.

1.1	SECTION 7.1(A). Section 7.1(a) is hereby deleted and replaced with “[INTENTIONALLY DELETED]”.

1.2	SECTION 7.1(E). The reference to “month” in Section 7.1(e) is hereby deleted and replaced with “quarter”.

1.3	SECTION 7.1(G). Section 7.1(g) is hereby deleted and replaced with “[INTENTIONALLY DELETED]”.

1.4	EXHIBIT F (COMPLIANCE CERTIFICATE). The first reference to “Interim Financial Statements Monthly within 30 days” in the Compliance Certificate in Exhibit F is hereby deleted and replaced with “[INTENTIONALLY DELETED]”.

2.	BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a)	immediately upon giving effect to this Amendment, no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender;

(b)	Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)	the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(d)	this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(e)	as of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

(f)	Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.	LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.	EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1	Amendment. Borrower and Lender shall have duly executed and delivered this Amendment to Lender.

5.	COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6.	INCORPORATION BY REFERENCE. The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

TRULIA, INC.

/s/ PETER FLINT

Its: CEO

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

/s/ BEN BANG

Its: Senior Counsel